                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 1995


                     BURLINGTON NORTHERN RAILROAD COMPANY
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            (Exact name of registrant as specified in its charter)


           Delaware                    1-6324                41-6034000
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(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)         Identification No.)


                             3800 Continental Plaza
                             777 Main Street
                             Fort Worth, Texas                76102-5384
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            (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code    817-333-2000
                                                   -------------------




                                Not Applicable
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         (Former name or former address, if changed since last report)
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 Item 1.  Changes in Control of Registrant
          --------------------------------

On September 22, 1995, Burlington Northern Inc. ("BNI") and Santa Fe Pacific Corporation ("SFP") consummated a business combination (the "Merger") pursuant to which each became a direct or indirect wholly owned subsidiary of a new publicly-held company, Burlington Northern Santa Fe Corporation ("BNSF"). The Merger was effected pursuant to an Agreement and Plan of Merger between BNI and SFP dated as of June 29, 1994, as amended (the "Merger Agreement"). Burlington Northern Railroad Company is a wholly owned subsidiary of BNI.

In the Merger, (i) each share of BNI common stock, no par value, outstanding as of the effective time of the Merger (other than shares held by BNI as treasury stock or held by SFP or its subsidiaries) was converted into the right to receive one share of BNSF common stock, $.01 par value, (ii) each share of BNI 6 1/4% Cumulative Convertible Preferred Stock, Series A, no par value, outstanding as of the effective time of the Merger was converted into the right to receive one share of BNSF 6 1/4% Cumulative Convertible Preferred Stock, Series A, and
(iii) each share of SFP common stock, $1.00 par value, outstanding as of the effective time of the Merger (other than shares held by SFP as treasury stock or held by BNI or its subsidiaries) was converted into the right to receive
0.41143945 shares of BNSF common stock. Fractional shares of BNSF common stock will not be issued in connection with the Merger. Any holder of SFP common stock otherwise entitled to a fractional share of BNSF common stock will receive a cash payment representing such holder's proportionate interest in the net proceeds from the sale on behalf of all holders of the aggregate fractional shares of BNSF common stock which would otherwise have been issued. The common and preferred stock of BNSF is traded on the New York Stock Exchange, Chicago Stock Exchange, and Pacific Stock Exchange under the symbols "BNI" and "BNI-P", respectively. The common and preferred stock of BNI and the common stock of SFP are no longer publicly traded.

The Merger was approved by the stockholders of BNI and SFP at special meetings held on February 7, 1995, and was approved by the Interstate Commerce Commission on August 23, 1995 (effective September 22, 1995).

This filing on Form 8-K is made by Burlington Northern Railroad Company. Copies of the Merger Agreement and the press releases announcing consummation of the Merger, the composition of the BNSF Board of Directors, and the composition of BNSF senior management are attached as Exhibits and are incorporated by reference herein. Contemporaneously with the filing of this Current Report on Form 8-K, BNI, BNSF and SFP are filing Current Reports on Form 8-K relating to the consummation of the Merger.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit 2.1. Agreement and Plan of Merger dated as of June 29, 1994 between Burlington Northern Inc. and Santa Fe Pacific Corporation as amended by Amendments 1 and 2 thereto, together with Amendments 3 and 4 thereto. Schedules have been omitted. Schedules will be furnished supplementally to the Securities and Exchange Commission upon request.

     Exhibit 99.1.  BSNF Press release, dated September 22, 1995.

     Exhibit 99.2.  BSNF Press release, dated September 22, 1995.

     Exhibit 99.3.  BSNF Press release, dated September 6, 1995.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BURLINGTON NORTHERN RAILROAD COMPANY
                              (Registrant)

Date: October 6, 1995        By:       /s/ Douglas J. Babb
                                ________________________________
                                Name:  Douglas J. Babb
                                Title: Vice President and General Counsel

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